Exhibit 10.18

UNITHOLDER AGREEMENT

This Unitholder Agreement, dated April 14, 2005, is among Inergy Holdings, LLC, a Delaware limited liability company (“Inergy Holdings”), John J. Sherman, Trustee of the John J. Sherman Revocable Trust dated May 4, 1994 (the “Sherman Revocable Trust”), John J. Sherman and Mary N. Sherman, Trustees of the John J. Sherman 2005 Grantor Retained Annuity Trust I under trust indenture dated March 31, 2005 (the “Sherman GRAT I”), John J. Sherman and Mary N. Sherman, Trustees of the John J. Sherman 2005 Grantor Retained Annuity Trust II under trust indenture dated March 31, 2005 (the “Sherman GRAT II”, along with the Sherman Revocable Trust and the Sherman GRAT I, the “Sherman Trusts”), William C. Gautreaux, Trustee of the William C. Gautreaux Revocable Trust Under Trust Indenture dated March 8, 2004 (the “Gautreaux Revocable Trust”), William C. Gautreaux and Christena A. Gautreaux, Trustees of the William C. Gautreaux 2005 Grantor Retained Annuity Trust under trust indenture dated March 31, 2005 (the “Gautreaux GRAT”, along with Gautreaux Revocable Trust, the “Gautreaux Trusts”), Carl A. Hughes, Trustee of the Carl A. Hughes Revocable Trust Under Trust Indenture dated September 13, 2002 (the “Hughes Revocable Trust”), Carl A. Hughes and Cheryl L. Hughes, Trustees of the Carl A. Hughes 2005 Grantor Retained Annuity Trust under trust indenture dated March 31, 2005 (the “Hughes GRAT”, along with the Hughes Revocable Trust, the “Hughes Trusts”), Michael D. Fox (“Fox”), Paul E. McLaughlin (“McLaughlin”), Paul E. McLaughlin and Jonalee Y. McLaughlin, Trustees of the Paul E. McLaughlin 2005 Grantor Retained Annuity Trust under trust indenture dated March 31, 2005 (the “McLaughlin GRAT”), Andrew Atterbury (“Atterbury”), David G. Dehaemers, Jr. (“Dehaemers”), David G. Dehaemers, Jr. and Barbara C. Dehaemers, Trustees of the David G. Dehaemers, Jr. 2005 Grantor Retained Annuity Trust under trust indenture dated March 31, 2005 (the “Dehaemers GRAT”), Phillip L. Elbert (“Elbert”), Phillip L. Elbert and Kristin O. Elbert, Trustees of the Phillip L. Elbert 2005 Grantor Retained Annuity Trust under trust indenture dated March 31, 2005 (the “Elbert GRAT”), Phillip L. Elbert and Kristin O. Elbert, Trustees of the Charles W. Elbert Trust under trust indenture dated March 31, 2005 (the “Charles Elbert Trust”), Phillip L. Elbert and Kristin O. Elbert, Trustees of the Lauren E. Elbert Trust under trust indenture dated March 31, 2005 (the “Lauren Elbert Trust”), and R. Brooks Sherman, Jr. (“Brooks Sherman”).

It is anticipated that Inergy Holdings will convert from a Delaware limited liability company to a Delaware limited partnership (the “Conversion”) in connection with its initial public offering (the “Initial Public Offering”) of common units representing limited partner interests. As a result of the Conversion, the limited liability company interests held by the members of Inergy Holdings will convert into common units.

The parties agree as follows:

ARTICLE I

This Agreement will become effective at the time of the Conversion. If the Conversion has not occurred on or before December 31, 2005, then this Agreement will immediately terminate and no longer be of any force or effect.

ARTICLE II DEFINITIONS

In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms have the following meanings:

“Affiliate” means “affiliate” and “associate” as such terms are defined in Rule 405 of the Securities Act.

“Agreement” means this Unitholder Agreement, as amended or restated from time to time.

“Agreement of Limited Partnership” means the Agreement of Limited Partnership of Inergy Holdings, as amended or restated from time to time.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in Kansas City, Missouri are authorized or obligated to close. A full Business Day will commence at 8:00 a.m. (Kansas City time) on a given day and end at 4:00 p.m. (Kansas City time) on that same day.

“Certificate of Formation” means the Certificate of Formation of Inergy Holdings, as amended or restated from time to time.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or the corresponding provisions of future laws.

“Common Units” means common units representing limited partner interests in Inergy Holdings.

“Former Unitholder” means (i) any Unitholder who is an individual (whether living or deceased) that ceases to own any Original Common Units, (ii) John J. Sherman, (iii) William C. Gautreaux and (iv) Carl A. Hughes.

“General Partner” means Inergy Holdings GP, LLC, the general partner of Inergy Holdings after the Conversion.

“Original Common Units” means those specific Common Units that are owned, beneficially and of record, by the Unitholders on the date of the Conversion, as adjusted thereafter as a result of any dividend or distribution payable in securities, split, reclassification, recharacterization or similar event with respect to Common Units generally. The number of

Original Common Units is expected to be 16,090,000. If a dispute arises as to whether any particular Common Units are Original Common Units, the burden will be on the Person holding such Common Units to show that they are Original Common Units.

“Permitted Involuntary Transfer” means a Transfer by a Unitholder of Original Common Units (i) to the executor, administrator or personal representative of the estate of a Unitholder who is a natural person, but only if the ultimate distributees are of the classes of Persons to whom such Unitholder could Transfer such Original Common Units pursuant to an exempt Transfer of the types described in Sections 4.3(a), 4.3(b), 4.3(c), 4.3(d) or 4.3(g), or (ii) pursuant to the entry by a court of competent jurisdiction adjudicating a Unitholder who is a natural person incapacitated to manage such Unitholder’s person or estate.

“Person” means an individual, corporation, partnership, trust, limited liability company, a branch of any legal entity, unincorporated organization, joint stock company, joint venture, association, governmental entity or other entity or organization.

“Public Sale” means an actual or contemplated Transfer of Original Common Units in a brokers’ transaction executed on any securities exchange or in the over-the-counter market.

“Securities Act” means the Securities Act of 1933, as amended.

“Transfer” means (i) when used as a verb, to give, sell, exchange, assign, transfer, pledge, hypothecate, bequeath, devise or otherwise dispose of or encumber, and (ii) when used as a noun, the nouns corresponding to such verbs, in either case voluntarily or involuntarily, by operation of law or otherwise.

“Unitholder” means any of the parties to this Agreement, any Person that executes a joinder in the form attached as Exhibit A, and each of their permitted successors and assigns (and “Unitholders” means, collectively, all of the parties to this Agreement, all of the Persons that execute joinders in the form attached as Exhibit A, and all of their permitted successors and assigns).

ARTICLE III

TEMPORARY PROHIBITION ON TRANSFER OF ORIGINAL COMMON UNITS

Section 3.1 Temporary Prohibition. Except pursuant to a Permitted Involuntary Transfer, without the prior written consent of the voting member majority of the General Partner, which may be withheld for any or no reason, no Unitholder may Transfer any Original Common Units during the period commencing on the date of the Conversion and continuing up to and including August 15, 2006. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement will be deemed to be a waiver of any restrictions or prohibitions contained in any other agreements or documents, including any “lockup agreement” with underwriters relating to the Initial Public Offering.

Section 3.2 Stop Orders. The Unitholders consent to the entry of stop transfer instructions with Inergy Holdings’ transfer agent and registrar against the Transfer of Original

Common Units held by the Unitholders except where such Transfers are made in compliance with the exceptions to the temporary prohibition described in Section 3.1.

ARTICLE IV

RESTRICTIONS ON TRANSFER OF ORIGINAL COMMON UNITS

Section 4.1 General Transfer Restrictions. Until March 16, 2105, no Unitholder may Transfer any Original Common Units except (i) pursuant to the provisions of Sections 4.2 or 4.3, (ii) with the consent of the voting member majority or the board of directors of the General Partner, which, in either case, may be withheld for any or no reason or (iii) pursuant to a Permitted Involuntary Transfer. Any purported Transfer of Original Common Units in violation of the terms of this Agreement will be null and void and of no effect.

Section 4.2 First Offer Right.

(a) Except as otherwise provided in Sections 4.1 and 4.3, if any Unitholder (the “Transferor”) desires to make a Transfer of any Original Common Units, then, prior to making such Transfer, the Transferor must deliver a notice (the “First Offer Notice”) to the voting member majority of the General Partner.

(b) The First Offer Notice must specify the number of Original Common Units to be the subject of the Transfer (the “Offered Original Common Units”) and disclose all of the proposed terms and conditions of the Transfer except, in the case of a Public Sale, the name of the transferee or transferees. The purchase price for the Original Common Units must be payable solely in cash at the closing of the transaction.

(c) The voting member majority or the board of directors of the General Partner may give notice of Inergy Holdings’ election to purchase any or all of the Offered Original Common Units, at the price and on the terms specified in the First Offer Notice by delivering notice of its election (the “First Offer Election Notice”) to the Transferor before the end of the first full Business Day after delivery of the First Offer Notice (the end of such full Business Day, the “First Offer Election Period”).

(d) If Inergy Holdings elects to purchase any of the Offered Original Common Units, the Transfer of such Offered Original Common Units must be consummated within 24 hours after the expiration of the First Offer Election Period.

(e) In the case of a First Offer Notice contemplating a Public Sale, if Inergy Holdings fails to elect to purchase all of the Offered Original Common Units, the Transferor may, during the 20 Business Days immediately after the expiration of the First Offer Election Period, Transfer any or all of the unpurchased Offered Original Common Units in a Public Sale at the then-prevailing market price or prices. All unpurchased Offered Original Common Units that are not Transferred within such 20 Business Day period will again be subject to the provisions of this Section 4.2 with respect to any subsequent Transfer.

(f) In the case of a First Offer Notice contemplating a Transfer other than a Public Sale, if Inergy Holdings fails to elect to purchase all of the Offered Original

Common Units, the Transferor may, during the five Business Days immediately after the expiration of the First Offer Election Period, Transfer any or all of the unpurchased Offered Original Common Units to the Person or Persons specified in the First Offer Notice on the terms specified in the First Offer Notice. All unpurchased Offered Original Common Units that are not Transferred within such five Business Day period will again be subject to the provisions of this Section 4.2 with respect to any subsequent Transfer.

Section 4.3 Exempt Transfers. The restrictions contained in Section 4.2 will not apply with respect to any of the following:

(a) any Transfer to the spouse of a Unitholder or the spouse of a Former Unitholder, in either case, of any Original Common Units held by such Unitholder or previously held by such Former Unitholder, as the case may be;

(b) any Transfer to (i) a lineal descendant, natural or adopted, of a Unitholder, or to the spouse of any such lineal descendant, (ii) a lineal descendant, natural or adopted, of the spouse of a Unitholder, (iii) a spouse of a lineal descendant, natural or adopted, of the spouse of a Unitholder, (iv) a lineal descendant, natural or adopted of a Former Unitholder, or to the spouse of any such lineal descendant, (v) a lineal descendant, natural or adopted, of the spouse of a Former Unitholder or (vi) a spouse of a lineal descendant, natural or adopted, of the spouse of a Former Unitholder, in any case, of any Original Common Units held by such Unitholder or previously held by such Former Unitholder, as the case may be;

(c) any Transfer to (i) a sibling of a Unitholder, (ii) a sibling of a Former Unitholder, (iii) a sibling of a spouse of a Unitholder or (iv) a sibling of a spouse of a Former Unitholder, in any case, of any Original Common Units held by such Unitholder or previously held by such Former Unitholder, as the case may be;

(d) any Transfer by a Unitholder to the trustee or trustees of a trust (i) for the substantial benefit of any one or more of the following: such Unitholder; a Person described in clauses (a), (b) or (c) above; or an entity exempt from tax under
Section 501(c)(3) of the Code, and (ii) over which, during such Unitholder’s lifetime, such Unitholder has, directly or indirectly, the exclusive right to vote and dispose of Original Common Units;

(e) any Transfer by a Unitholder to a partnership (general or limited) or to any other entity, (i) all of the partners or other owners of which are one or more of the following: such Unitholder; a Former Unitholder; a Person described in clauses (a), (b) or (c) above; or an entity exempt from tax under Section 501(c)(3) of the Code, and (ii) over which, during such Unitholder’s lifetime, the Unitholder has, directly or indirectly, the exclusive right to vote and dispose of Original Common Units; provided, however, that if any ownership interest in such partnership or other entity is Transferred to any Person who is not within such class of Persons, such Transfer will be considered a Transfer of all of the Original Common Units owned by such partnership or other entity and such Original Common Units will immediately become subject to the first offer rights set forth in Section 4.2 at a price equal to the closing price of Common Units on any exchange in which Common Units are traded, with such price determined as of the date of the Transfer of such ownership interest;

(f) with respect to any Unitholder that is a trustee of a trust, any Transfer (i) to the beneficiary or beneficiaries of such trust (whether to any such beneficiary or in trust for such beneficiary) if such beneficiary or beneficiaries are of the type described in Sections 4.3(a), 4.3(b) or 4.3(c), or (ii) to the settlor or grantor of such trust;

(g) any Transfer of any Original Common Units previously held by a Former Unitholder to such Former Unitholder; and

(h) any Transfer to Inergy Holdings;

provided, however, that, unless waived in writing by the voting member majority or the board of directors of the General Partner, the restrictions contained in Section 4.1 will continue to be applicable to the Original Common Units after any such Transfer (other than a Transfer to Inergy Holdings), and, before any such Transfer is effected (other than a Transfer to Inergy Holdings), the transferee or transferees of such Original Common Units must agree in writing to be bound by all the provisions of this Agreement and execute and deliver to Inergy Holdings a joinder to this Agreement, in substantially the form of Exhibit A, agreeing to be bound as a Unitholder pursuant to the terms of this Agreement.

Section 4.4 Assumption by Certain Transferees. Except in the case of a transferee that receives Original Common Units in a Public Sale or unless otherwise waived in writing by the voting member majority or the board of directors of the General Partner, all transferees that receive Original Common Units will take such Original Common Units subject to all of the terms and conditions of this Agreement and will not be considered to have title thereto until the transferee has accepted and assumed the terms and conditions of this Agreement by executing and delivering to Inergy Holdings a joinder in substantially the form of Exhibit A. Upon receipt of such joinder, such transferee will succeed to all rights of his transferor except as such rights may be otherwise limited by other provisions of this Agreement, the Certificate of Formation, the Agreement of Limited Partnership or any other agreement affecting the Transferred Original Common Units.

Section 4.5 Stop Orders. The Unitholders consent to the entry of stop transfer instructions with Inergy Holdings’ transfer agent and registrar against the Transfer of Original Common Units held by the Unitholders except where such Transfers are made in compliance with the restrictions described in this Article IV.

ARTICLE V LEGEND

Except in the case of a transferee that receives Original Common Units in a Public Sale or unless otherwise waived in writing by the voting member majority or the board of directors of the General Partner, until March 16, 2105, each certificate representing any of the Original Common Units will be endorsed with the legend set forth below. On or after March 16, 2105, any Unitholder may require Inergy Holdings to remove such legend from such Unitholder’s certificates.

THE COMMON UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON RESALE, TRANSFER AND OTHER LIMITATIONS UNTIL MARCH 16, 2105 AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR ENCUMBERED EXCEPT IN CONFORMITY WITH THE TERMS OF THE UNITHOLDER AGREEMENT, DATED APRIL 14, 2005, AMONG INERGY HOLDINGS, L.P. AND CERTAIN COMMON UNITHOLDERS OF INERGY HOLDINGS, L.P.

ARTICLE VI

REGISTRATION RIGHTS

Section 6.1 Granting of Registration Rights. If (i) any Unitholder (the “Holder”) requests that Original Common Units owned by the Holder be registered for resale under the Securities Act and applicable state securities laws and (ii) such request is approved by the voting member majority or the board of directors of the General Partner, in its sole discretion, Inergy Holdings will file with the Securities and Exchange Commission as promptly as practicable after receiving such request, and use commercially reasonable efforts to cause to become effective and remain effective for a commercially reasonable period following its effective date (or such shorter period as will terminate when all Common Units covered by such registration statement have been sold), a registration statement under the Securities Act registering the offering and sale of the number of Original Common Units specified by the Holder; provided, however, that if the voting member majority or the board of directors of the General Partner approves a registration request by John J. Sherman, any of his Affiliates or any Person to whom John J. Sherman or any of his Affiliates Transferred Original Common Units, Inergy Holdings must also offer registration rights in the same proportion to each of the other Unitholders with respect to such Unitholders’ Original Common Units; provided, further, that if the voting member majority or the board of directors of the General Partner determines that a postponement of the requested registration for up to six months would be in the best interests of Inergy Holdings and its limited partners, the filing of such registration statement or the effectiveness thereof may be deferred for up to six months, but not thereafter. In connection with any registration pursuant to the immediately preceding sentence, Inergy Holdings will promptly prepare and file such documents as may be necessary to apply for listing or to list the Original Common Units subject to such registration on the primary exchange on which Common Units are traded. Except as set forth in Section 6.3, all costs and expenses of any such registration and offering (other than any underwriting discounts and commissions) will be paid by Inergy Holdings, without reimbursement by the Holder.

Section 6.2 If (i) Inergy Holdings proposes to file a registration statement under the Securities Act for an offering of Common Units for cash (other than an offering relating solely to an employee benefit plan), (ii) a Holder requests that Original Common Units owned by the Holder be registered for resale under the Securities Act and applicable state securities laws pursuant to such registration statement and (iii) such request is approved by the voting member majority or the board of directors of the General Partner, in their sole discretion, Inergy Holdings will use commercially reasonable efforts to include in the registration statement the requested number of Common Units held by the Holder; provided, however, that if the voting member majority or the board of directors of the General Partner approves a registration request by John J. Sherman, any of his Affiliates or any Person to whom John J. Sherman or any of his Affiliates

Transferred Original Common Units, Inergy Holdings must also offer registration rights in the same proportion to each of the other Unitholders with respect to such Unitholders’ Original Common Units. If the proposed offering pursuant to this Section 6.2 is an underwritten offering, then, if the managing underwriter or managing underwriters of such offering advise Inergy Holdings and the Holder in writing that in its or their opinion the inclusion of all or some of the Holder’s Original Common Units would adversely and materially affect the success of the offering, Inergy Holdings will include in such offering only that number, if any, of Original Common Units owned by all of the Holders requesting registration that, in the opinion of the managing underwriter or managing underwriters, will not so adversely and materially affect the offering, with the amount of Original Common Units of a Holder to be allocated pro rata among the Holders in proportion to their ownership of Original Common Units. Except as set forth in Section 6.3, all costs and expenses of any such registration and offering (other than any underwriting discounts and commissions) will be paid by Inergy Holdings, without reimbursement by the Holder.

Section 6.3 In connection with any registration under this Article VI, Inergy Holdings will indemnify and hold harmless the Holder and any agent thereof (collectively, the “Indemnified Persons”) against any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including interest, penalties and reasonable attorneys’ fees and disbursements), resulting to, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act or otherwise (each a “claim” and, collectively, “claims”) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Original Common Units were registered under the Securities Act or any state securities laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period Inergy Holdings is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that Inergy Holdings will not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to Inergy Holdings by or on behalf of such Indemnified Person for use in the preparation thereof.

Section 6.4 Any request to register Original Common Units pursuant to this Article VI must (i) specify the Original Common Units intended to be offered and sold by the Holder, (ii) express the Holder’s present intent to offer such Original Common Units for distribution, (iii) describe the nature or method of the proposed offer and sale of Original Common Units, and (iv) contain the undertaking of the Holder to provide all such information and materials and take all action as may be required in order to permit Inergy Holdings to comply with all applicable requirements in connection with the registration of such Original Common Units.

ARTICLE VII

MISCELLANEOUS

Section 7.1 Any notice or communication under this Agreement will be effective only if it is in writing and (i) if sent to Inergy Holdings, personally delivered or sent by facsimile transmission, or (ii) if sent to any Unitholder, personally delivered or sent by a nationally recognized overnight delivery service, with delivery confirmed, in each case addressed as follows:

If to Holdings:	With a copy to:	With a copy to:

John J. Sherman	Laura L. Ozenberger	Paul E. McLaughlin
Inergy Holdings, L.P.	Inergy Holdings, L.P.	Stinson Morrison Hecker LLP
Two Brush Creek Blvd.,	Two Brush Creek Blvd.,	1201 Walnut Street
Suite 200	Suite 200	Kansas City, Missouri 64106-2150
Kansas City, Missouri 64112	Kansas City, Missouri 64112	Fax: (816) 691-3495
Fax: (816) 471-3854	Fax: (816) 531-4680

If to a Sherman Trust:

John J. Sherman, Trustee

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

If to a Gautreaux Trust:

William C. Gautreaux, Trustee

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

If to a Hughes Trust:

Carl A. Hughes, Trustee

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

If to Fox:

Michael D. Fox

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

If to McLaughlin or the McLaughlin GRAT:

Paul E. McLaughlin

Stinson Morrison Hecker LLP

1201 Walnut Street

Kansas City, Missouri 64106-2150

If to Atterbury:

Andrew Atterbury, c/o Midland

2001 Shawnee Mission Parkway

Shawnee Mission, Kansas 66205

If to Dehaemers or the Dehaemers GRAT:

David G. Dehaemers, Jr.

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

If to Elbert, the Elbert GRAT, the Charles Elbert Trust or the Lauren Elbert Trust:

Phillip L. Elbert

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

If to Brooks Sherman:

R. Brooks Sherman, Jr.

Two Brush Creek Blvd., Suite 200

Kansas City, Missouri 64112

or such other persons or addresses as may be furnished in writing by any party to the other parties, and will be deemed to have been given as of the end of the Business Day on the date when so personally delivered or sent by facsimile transmission, or the end of the next Business Day when delivered during business hours to an overnight delivery service properly addressed, unless the sending party has actual knowledge that such notice was not received by the intended recipient.

Section 7.2 Governing Law. This Agreement is governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state, including all matters of enforcement, validity and performance.

Section 7.3 Specific Enforcement. Each Unitholder acknowledges and agrees that a violation by him or it of any of the provisions of this Agreement will cause irreparable damage to Inergy Holdings and the other Unitholders and that Inergy Holdings and the other Unitholders will have no adequate remedy at law for such violation. Accordingly, Inergy Holdings and the non-violating Unitholders will be entitled as a matter of right to an injunction from any court of competent jurisdiction restraining any further violation of such provision or affirmatively compelling such offender to carry out its obligations hereunder. Such right to injunctive relief will be cumulative and in addition to whatever remedies Inergy Holdings and the non-violating Unitholders may have at law.

Section 7.4 Waiver. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right. A waiver by any party of any breach or covenant will not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the party or parties waiving such rights.

Section 7.5 Severability and Reformation. The parties intend all provisions of this Agreement to be enforced to the fullest extent permitted by law. If, however, any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof, and the remaining provisions will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance. Further, the illegal, invalid or unenforceable provision will be limited so that it will remain in effect to the fullest extent permitted by law.

Section 7.6 Attorneys’ Fees. If any action at law or in equity is brought by any party to enforce the terms and conditions of this Agreement, the party in whose favor a final judgment is entered will be entitled, in addition to any other relief that may be awarded, to recover from the other party or parties, his or its reasonable attorneys’ fees, together with such prevailing party’s other reasonable and necessary expenses incurred in connection with such litigation.

Section 7.7 Binding Effect and Assignment. Subject to the prohibitions and restrictions against Transfer contained in this Agreement, this Agreement will be binding upon and inure to the benefit of the personal representatives, successors and assigns of the parties hereto. Neither this Agreement nor any of the rights or duties of any party may be transferred or assigned to any Person except by a written agreement executed by all of the parties; provided, however, that any Unitholder may assign any or all of his or its rights and duties under this Agreement in connection with a permitted Transfer by such Unitholder of all of his or its Original Common Units; provided, further, that Inergy Holdings may assign any or all of its rights and duties under this Agreement in connection with a merger, consolidation or sale of substantial assets of Inergy Holdings.

Section 7.8 Amendment. This Agreement may only be amended with the written agreement of the Unitholders owning 75% or more of the Original Common Units outstanding at the time of such amendment.

Section 7.9 Entire Agreement. This Agreement, along with the Certificate of Formation and the Agreement of Limited Partnership, represent the parties’ entire agreement with respect to the subject matter of this Agreement and supersede and replace any prior agreement or understanding with respect to that subject matter.

Section 7.10 Headings. The headings contained in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.

Section 7.11 Further Acts. Each of the parties will perform all such further acts and execute all such additional documents as may be necessary or reasonably appropriate to effect the intent and purposes of this Agreement.

Section 7.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed an original and all of which will constitute the same instrument.

Section 7.13 Relationship of Parties. Nothing contained in this Agreement will be deemed to create any employment, agency, joint venture, partnership or similar relationship between or among the parties. Nothing contained in this Agreement will be deemed to authorize any party to this Agreement to bind or obligate the other parties.

[End of Page.]

The parties have entered into this Unitholder Agreement on the day and year set forth in the introductory clause.

INERGY HOLDINGS, LLC

By:	/s/ John J. Sherman
Name: John J. Sherman Title: President and CEO

/s/ JOHN J. SHERMAN
JOHN J. SHERMAN, TRUSTEE OF THE JOHN J. SHERMAN REVOCABLE TRUST DATED MAY 4, 1994

/s/ JOHN J. SHERMAN
JOHN J. SHERMAN, CO-TRUSTEE OF THE JOHN J. SHERMAN 2005 GRANTOR RETAINED ANNUITY TRUST I UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ MARY N. SHERMAN
MARY N. SHERMAN, CO-TRUSTEE OF THE JOHN J. SHERMAN 2005 GRANTOR RETAINED ANNUITY TRUST I UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ JOHN J. SHERMAN
JOHN J. SHERMAN, CO-TRUSTEE OF THE JOHN J. SHERMAN 2005 GRANTOR RETAINED ANNUITY TRUST II UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ MARY N. SHERMAN
MARY N. SHERMAN, CO-TRUSTEE OF THE JOHN J. SHERMAN 2005 GRANTOR RETAINED ANNUITY TRUST II UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ WILLIAM C. GAUTREAUX
WILLIAM C. GAUTREAUX, TRUSTEE OF THE WILLIAM C. GAUTREAUX REVOCABLE TRUST UNDER TRUST INDENTURE DATED MARCH 8, 2005

/s/ WILLIAM C. GAUTREAUX
WILLIAM C. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ CHRISTENA A. GAUTREAUX
CHRISTENA A. GAUTREAUX, CO-TRUSTEE OF THE WILLIAM C. GAUTREAUX 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ CARL A. HUGHES
CARL A. HUGHES, TRUSTEE OF THE CARL A. HUGHES REVOCABLE TRUST UNDER TRUST INDENTURE DATED SEPTEMBER 13, 2002

/s/ CARL A. HUGHES
CARL A. HUGHES, CO-TRUSTEE OF THE CARL A. HUGHES 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ CHERYL L. HUGHES
CHERYL L. HUGHES, CO-TRUSTEE OF THE CARL A. HUGHES 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ MICHAEL D. FOX
MICHAEL D. FOX

/s/ PAUL E. MCLAUGHLIN
PAUL E. MCLAUGHLIN

/s/ PAUL E. MCLAUGHLIN
PAUL E. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ JONALEE Y. MCLAUGHLIN
JONALEE Y. MCLAUGHLIN, CO-TRUSTEE OF THE PAUL E. MCLAUGHLIN 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ ANDREW ATTERBURY
ANDREW ATTERBURY

/s/ DAVID G. DEHAEMERS, JR.
DAVID G. DEHAEMERS, JR.

/s/ DAVID G. DEHAEMERS, JR.
DAVID G. DEHAEMERS, JR., CO-TRUSTEE OF THE DAVID G. DEHAEMERS, JR. 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ BARBARA C. DEHAEMERS
BARBARA C. DEHAEMERS, CO-TRUSTEE OF THE DAVID G. DEHAEMERS, JR. 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ PHILLIP L. ELBERT
PHILLIP L. ELBERT

/s/ PHILLIP L. ELBERT
PHILLIP L. ELBERT, CO-TRUSTEE OF THE PHILLIP L. ELBERT 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ KRISTIN O. ELBERT
KRISTIN O. ELBERT, CO-TRUSTEE OF THE PHILLIP L. ELBERT 2005 GRANTOR RETAINED ANNUITY TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/S/ PHILLIP L. ELBERT
PHILLIP L. ELBERT, CO-TRUSTEE OF THE CHARLES W. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ KRISTIN O. ELBERT
KRISTIN O. ELBERT, CO-TRUSTEE OF THE CHARLES W. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ PHILLIP L. ELBERT
PHILLIP L. ELBERT, CO-TRUSTEE OF THE LAUREN E. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ KRISTIN O. ELBERT
KRISTIN O. ELBERT, CO-TRUSTEE OF THE LAUREN E. ELBERT TRUST UNDER TRUST INDENTURE DATED MARCH 31, 2005

/s/ R. BROOKS SHERMAN, JR.
R. BROOKS SHERMAN, JR.

EXHIBIT A

FORM OF JOINDER TO UNITHOLDER AGREEMENT

The undersigned, [name of transferee], the successor in interest to                  common units (“Common Units”) representing limited partner interests in Inergy Holdings, L.P., a Delaware limited partnership (“Inergy Holdings”), held by                      [name of transferor], does hereby, effective as of                     , 20        , consent to and agree to be bound by the provisions of the Unitholder Agreement, dated April 14, 2005 (the “Unitholder Agreement”), among Inergy Holdings and certain holders of Common Units who are parties thereto. The undersigned’s address for purposes all notices and communications under the Unitholder Agreement is:

[Name]

[Address]

Dated:                     , 20        .

ACCEPTED AND AGREED: [NAME OF ENTITY]

By:

Name:
Title:

[or]

[NAME OF INDIVIDUAL OR TRUST]